UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022
_______________________________
DOVER CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________________

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
 ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2022, Dover Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders:

(1) elected ten directors,

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022, and

(3) approved, on an advisory basis, named executive officer compensation.

The shareholders did not approve the shareholder proposal regarding the right to allow shareholders to act by written consent.

The voting results for each such proposal are reported below.

1.To elect ten directors:

Director	For	Against	Abstain	Broker Non-Vote
Deborah L. DeHaas	121,419,757	611,021	181,146	8,816,592
H. John Gilbertson, Jr.	121,402,306	613,723	195,895	8,816,592
Kristiane C. Graham	117,106,715	4,924,003	181,206	8,816,592
Michael F. Johnston	119,745,754	2,274,406	191,764	8,816,592
Eric A. Spiegel	121,428,332	594,101	189,491	8,816,592
Richard J. Tobin	120,361,757	1,682,441	167,726	8,816,592
Stephen M. Todd	118,653,378	3,352,359	206,187	8,816,592
Stephen K. Wagner	116,716,313	5,290,475	205,136	8,816,592
Keith E. Wandell	115,136,631	6,883,016	192,277	8,816,592
Mary A. Winston	118,006,182	4,012,197	193,545	8,816,592

2.    To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022:

For	Against	Abstain	Broker Non-Vote
125,848,970	4,933,350	246,196	0

3.    To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
114,413,676	7,412,611	385,637	8,816,592

4.    A shareholder proposal regarding the right to allow shareholders to act by written consent:

For	Against	Abstain	Broker Non-Vote
41,370,477	80,483,056	358,391	8,816,592

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 9, 2022	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary